EXHIBIT 10.33


             INVESTOR REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 13, 2004, by and among DCI USA, INC., a Delaware corporation (the "Company"), and the undersigned investors (each, an "Investor" and collectively, the "Investors").

     WHEREAS:

     A.   In  connection with the Securities Purchase Agreement  by
and   among  the  parties  hereto  of  even  date  herewith  (the
"Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investors secured convertible debentures (the "Convertible Debentures") which shall be convertible into that number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), pursuant
to  the  terms  of  the  Securities Purchase   Agreement  for  an
aggregate  purchase  price  of  Five  Hundred  Thousand   Dollars
($500,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

     B. To induce the Investors to execute and deliver the Securities Purchase Agreement the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:


   1.    DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

        (a) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

        (b) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange SEC (the "SEC").

        (c)  "Registrable Securities" means the  shares  of  Common
Stock   issuable  to  Investors  upon  conversion  of   (i)   the
Convertible  Debentures  pursuant  to  the  Securities   Purchase
Agreement and (ii) the Investor's Shares.

        (d)   "Registration   Statement"   means   a   registration
statement  under  the  1933  Act  which  covers  the  Registrable
Securities.


   2.    REGISTRATION.

      (a)   Subject   to   the   terms   and   conditions   of   this
Agreement, the Company shall promptly prepare and file, no later than 45 days after even date herein (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the
1933   Act  (the  "Initial  Registration  Statement")   for   the
registration  for  the  resale  by all  Investors  who  purchased
Convertible  Debentures  pursuant  to  the  Securities   Purchase
Agreement 15,000,000 shares of the Company's Common Stock issued upon conversion of the Convertible Debentures issued pursuant to the Securities Purchase Agreement. The Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold.

      (b)     Effectiveness     of    the    Initial     Registration
Statement.   The Company shall use its best efforts (i)  to  have
the  Initial Registration Statement declared effective by the SEC no later than hundred and fifteen (115) after the filing thereof (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration
Statement   remains  in  effect  until  all  of  the  Registrable
Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not filed 45 days after even date herein or the Initial Registration Statement is not declared effective by the SEC within hundred and fifteen (115) days after filing thereof.

      (c)   Failure   to   File  or  Obtain  Effectiveness   of   the
Registration Statement.  In the event the Registration  Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective
Deadline, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the  Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the "Liquidated Damages"), and not as a penalty, to the holder, at the holder's option, either a cash amount or shares of the Company's Common Stock equal to two
percent   (2%)  of  the  liquidated  value  of  the   Convertible
Debentures outstanding as Liquidated Damages for each thirty (30) day period after the Scheduled Filing Deadline or the Scheduled Effective Deadline as the case may be. Any Liquidated Damages payable hereunder shall not limit, prohibit or preclude the Investor from seeking any other remedy available to it under contract, at law or in equity. The Liquidated Damages shall offset against the proceeds to be paid by the Investor in the last tranche under the Convertible Debentures or, if the last tranche has been paid to the Company, then the Company shall pay the Investor the Liquidated Damages within three (3) business days of the Investor making written demand.

      (d)   Liquidated  Damages.   The  Company  and   the   Investor
hereto  acknowledge  and  agree  that  the  sums  payable   under
subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the
Investor,  including  the right to call a default.   The  parties
further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been
represented   by  sophisticated  and  able  legal   counsel   and
negotiated this Agreement at arm's length.

   3.    RELATED OBLIGATIONS.

      (a)   The   Company  shall  keep  the  Registration   Statement
effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities
covered   by   such  Registration  Statement  (the  "Registration
Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

      (b)   The  Company  shall  prepare  and  file  with   the   SEC
such   amendments   (including  post-effective  amendments)   and
supplements  to a Registration Statement and the prospectus  used in  connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been
disposed   of  in  accordance  with  the  intended   methods   of
disposition by the seller or sellers thereof as set forth in such
Registration   Statement.   In  the  case   of   amendments   and
supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this
Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall incorporate such report by reference into the
Registration  Statement,  if  applicable,  or  shall  file   such
amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

      (c)   The   Company  shall  furnish  to  each  Investor   whose
Registrable   Securities  are  included   in   any   Registration
Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any
amendment(s)   thereto,   including  financial   statements   and
schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

      (d)   The   Company  shall  use  its  best   efforts   to   (i)
register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor
reasonably   requests,   (ii)   prepare   and   file   in   those
jurisdictions,    such   amendments   (including   post-effective
amendments)   and   supplements   to   such   registrations   and
qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or
(z)  file  a  general consent to service of process in  any  such
jurisdiction.   The Company shall promptly notify  each  Investor
who holds Registrable Securities of the receipt by the Company of
any   notification  with  respect  to  the  suspension   of   the
registration   or   qualification  of  any  of  the   Registrable
Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

      (e)  As  promptly  as  practicable  after  becoming  aware   of
such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or  necessary  to make the statements therein, in  light  of  the
circumstances   under  which  they  were  made,  not   misleading
(provided  that  in  no  event  shall  such  notice  contain  any
material,   nonpublic  information),  and  promptly   prepare   a
supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a
prospectus   or   any  prospectus  supplement  or  post-effective
amendment  has been filed, and when a Registration  Statement  or any  post-effective amendment has become effective  (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any
request   by  the  SEC  for  amendments  or  supplements   to   a
Registration   Statement  or  related   prospectus   or   related
information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

      (f)   The  Company  shall  use  its  best  efforts  to  prevent
the   issuance   of  any  stop  order  or  other  suspension   of
effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

      (g)   At   the   reasonable  request  of  any   Investor,   the
Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request
(i)  a  letter,  dated such date, from the Company's  independent
certified  public  accountants  in  form  and  substance  as   is
customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

      (h)   Upon   five  (5)  days  prior  written  notice   by   the
Investor, which notice shall not be given more than one (1)  time per calendar quarter, the Company shall make available for inspection by (i) any Investor and (ii) one (1) firm of
accountants   or   other  agents  retained   by   the   Investors
(collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the
Company's  officers,  directors  and  employees  to  supply   all
information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make
any  disclosure  (except to an Investor) or use   any  Record  or
other  information which the Company determines in good faith  to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary
to   avoid  or  correct  a  misstatement  or  omission   in   any
Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a
final,   non-appealable  subpoena  or  order  from  a  court   or
government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

      (i)  The  Company  shall  hold  in  confidence  and  not   make
any disclosure of information concerning an Investor provided  to
the  Company  unless  (i)  disclosure  of  such  information   is
necessary  to comply with federal or state securities laws,  (ii)
the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement,
(iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or
governmental  body  of  competent  jurisdiction,  or  (iv)   such
information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

      (j)   The  Company  shall  use  its  best  efforts  either   to
cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are
then   listed,  if  any,  if  the  listing  of  such  Registrable
Securities is then permitted under the rules of such exchange  or
(ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable
Securities.   The  Company shall pay all  fees  and  expenses  in
connection  with  satisfying its obligation  under  this  Section
3(j).

      (k)  The  Company  shall  cooperate  with  the  Investors   who
hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing
the   Registrable  Securities  to  be  offered  pursuant   to   a
Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

      (l) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

      (m)   The  Company  shall  make  generally  available  to   its
security holders as soon as practical, but not later than  ninety
(90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule
158 under the 1933 Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

      (n) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

      (o)   Within   two  (2)  business  days  after  a  Registration
Statement   which  covers  Registrable  Securities  is   declared
effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

      (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

   4.    OBLIGATIONS OF THE INVESTORS.

      (a)   Each   Investor  agrees  that,  upon   receipt   of   any
notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(e) or receipt of notice that no supplement or amendment
is  required.   Notwithstanding anything  to  the  contrary,  the
Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

      (b) The Investor shall use its best efforts to furnish a response to any Company's inquiry within three (3) business days after receipt of such inquiry.

   5.    EXPENSES OF REGISTRATION.
     All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.


   6.    INDEMNIFICATION.

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:


      (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any
Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims,
damages,   liabilities,  judgments,  fines,  penalties,  charges,
costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of  a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii)
any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities
pursuant  to  a  Registration  Statement  (the  matters  in   the
foregoing   clauses   (i)  through  (iii)  being,   collectively,
"Violations").   The Company shall reimburse  the  Investors  and
each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by  such Indemnified Person expressly for use in connection  with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary herein or in any other agreement entered into between the Company and the Investor, the Company acknowledges and agrees that it is solely responsible and shall indemnify each Indemnified Person for the contents of any registration statement, prospectus or other filing made with the
SEC   or   otherwise  used  in  the  offering  of  the  Company's
securities (except as such disclosure relates solely to the Investor and then only to the extent that such disclosure conforms with information furnished in writing by the Investor to
the  Company),  even  if  the  Investor  or  its  agents  as   an
accommodation to the Company participate or assist in the preparation of such registration statement, prospectus or other
SEC filing. The Company shall retain its own legal counsel to review, edit, confirm and do all things such counsel deems necessary or desirable to such registration statement, prospectus or other SEC filing to ensure that it does not contain an untrue statement or alleged untrue statement of material fact or omit or alleged to omit a material fact necessary to make the statements made therein, in light of the circumstances under which the statements were made, not misleading. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

      (b)   In   connection  with  a  Registration  Statement,   each
Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by
such   Investor  expressly  for  use  in  connection  with   such
Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale
of   Registrable   Securities  pursuant  to   such   Registration
Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such
Indemnified  Party  and  shall  survive  the  transfer   of   the
Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new
prospectus  was  delivered  to  each  Investor  prior   to   such
Investor's use of the prospectus to which the Claim relates.

      (c)  Promptly  after  receipt  by  an  Indemnified  Person   or
Indemnified  Party  under  this  Section  6  of  notice  of   the
commencement   of  any  action  or  proceeding   (including   any
governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the
indemnifying   party   so  desires,  jointly   with   any   other
indemnifying  party similarly noticed, to assume control  of  the
defense  thereof  with  counsel  mutually  satisfactory  to   the
indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified
Party  or  Indemnified Person which relates  to  such  action  or
claim.   The indemnifying party shall keep the Indemnified  Party
or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect
thereto.   No  indemnifying  party  shall  be  liable   for   any
settlement  of  any action, claim or proceeding effected  without
its   prior   written  consent;  provided,  however,   that   the
indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an
unconditional  term  thereof  the  giving  by  the  claimant   or
plaintiff  to such Indemnified Party or Indemnified Person  of  a
release   from  all  liability  in  respect  to  such  claim   or
litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the
commencement   of  any  such  action  shall  not   relieve   such
indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

      (d)   The   indemnification  required   by   this   Section   6
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

      (e)   The  indemnity  agreements  contained  herein  shall   be
in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

   7.    CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.


   8.    REPORTS UNDER THE 1934 ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:


      (a)   make   and   keep   public  information   available,   as
those terms are understood and defined in Rule 144;

      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

      (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

   9.    AMENDMENT OF REGISTRATION RIGHTS.

     Provisions  of  this  Agreement  may  be  amended  and   the
observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any
Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.


   10.    MISCELLANEOUS.

      (a)   A  Person  is  deemed  to  be  a  holder  of  Registrable
Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

      (b)     Any    notices,    consents,    waivers    or     other
communications required or permitted to be given under the  terms of  this Agreement must be in writing and will be deemed to  have
been  delivered:   (i)  upon receipt, when delivered  personally;
(ii)  upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive
the   same.   The  addresses  and  facsimile  numbers  for   such
communications shall be:

If to the Company, to:   DCI USA, Inc.
                         231 Norman Avenue
                         Brooklyn, NY 11222
                         Attention: David Yerushalmi
                         Telephone: (718) 383-5255
                         Facsimile: (801) 760-3901

With a copy to:          David Lubin & Associates
                         92 Washington Avenue
                         Cedarhurst, NY 11516

                         Attention: David Lubin, Esq.
                         Telephone: (516) 569-9629
                         Facsimile: (516) 569-5053

If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.


      (c)   Failure   of  any  party  to  exercise   any   right   or
remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

      (d)   The  Investor  shall  bear  all  commissions  and   other
selling expenses incurred in connection with the sale of the registered securities covered under this Agreement.

      (e) The laws of the State of New Jersey shall govern all issues concerning the relative rights of the Company and the Investors as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New
Jersey   or   any  other  jurisdiction)  that  would  cause   the
application of the laws of any jurisdiction other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in Hudson County, New Jersey and federal courts for the District of New Jersey sitting Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO
REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

      (f)    This   Agreement,   the   Irrevocable   Transfer   Agent
Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, and the Escrow Agreement dated the date hereof by and among the Company, the Investors set forth on the Schedule of Investors attached hereto and David Gonzalez (the "Escrow Agreement") and the Security Agreement dated the date hereof (the "Security Agreement") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than
those  set  forth  or  referred  to  herein  and  therein.   This
Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Escrow Agreement and the Security Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      (g) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

      (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (i)    This   Agreement   may   be   executed   in    identical
counterparts, each of which shall be deemed an original  but  all
of  which  shall  constitute one and the  same  agreement.   This
Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

      (j)   Each  party  shall  do  and  perform,  or  cause  to   be
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request  in  order  to carry out the intent  and  accomplish  the
purposes   of  this  Agreement  and  the  consummation   of   the
transactions contemplated hereby.

      (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

      (l)  This  Agreement  is  intended  for  the  benefit  of   the
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     IN  WITNESS  WHEREOF, the parties have caused this  Investor
Registration Rights Agreement to be duly executed as of day and year first above written.

                                 COMPANY:
                                 DCI USA, INC.

                                 By:    /s/ David Yerushalmi
                                 Name:   David Yerushalmi
                                 Title:   Chairman




                           SCHEDULE I


                       SCHEDULE OF BUYERS


      Name                Signature             Address/Facsimile
                                                 Number of Buyer

Cornell Capital   By:   Yorkville Advisors,     101 Hudson Street -
Partners, LP      LLC                         Suite 3700
                  Its:   General Partner        Jersey City, NJ  07303
                                              Facsimile:   (201)
                                              985-8266

                  By:   /s/ Mark A. Angelo
                  Name:   Mark A. Angelo
                  Its:   Portfolio Manager

                                                        EXHIBIT A

                 FORM OF NOTICE OF EFFECTIVENESS
                    OF REGISTRATION STATEMENT


INSERT NAME OF INVESTOR

Attention:

     Re:   DCI USA, INC.

Ladies and Gentlemen:

     We are counsel to DCI USA, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into by and among the Company and the investors named therein (collectively, the "Investors") pursuant to which the Company issued to the Investors shares of its Common Stock, par value $.001 per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form SB-2 (File No. ____- _____________) (the "Registration Statement") with the Securities and Exchange SEC (the "SEC") relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                             Very truly yours,

                             [COMPANY COUNSEL]


                             By:
cc:   [LIST NAMES OF INVESTORS]